POGO PRODUCING COMPANY                                              EXHIBIT 99.2
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED)

                                                                                            QUARTER ENDED
FINANCIAL DATA                                                                                 MARCH 31,
(DATA IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                                                   2001            2000
                                                                                      --------------------------
Revenues
 Oil & Gas                                                                             $163,913         $ 97,896
 Pipeline sales and other                                                                 3,277            3,027
 Gain (loss) on property sales                                                            2,672               (5)
                                                                                       --------         --------
  Total                                                                                 169,862          100,918

Operating Costs/Expenses:
 Lease operating                                                                         25,827           21,739
 G & A                                                                                    8,208           10,423
 Exploration                                                                              6,948            3,673
 Dry hole and impairment                                                                 10,767            5,072
 DD&A                                                                                    37,068           32,046
 Natural gas purchases                                                                    4,020            3,390
                                                                                       --------         --------
   Total                                                                                 92,838           76,343
                                                                                       --------         --------

Operating income                                                                         77,024           24,575
                                                                                       --------         --------

Interest:
 Charges                                                                                (11,304)          (8,746)
 Income                                                                                   1,302              293
 Capitalized                                                                              4,526            5,010
                                                                                       --------         --------
   Total Interest Expense                                                                (5,476)          (3,443)
                                                                                       --------         --------

Minority Interest in Subsidiary                                                          (2,497)          (2,558)
                                                                                       --------         --------

Foreign Currency Transaction Gain (Loss)                                                   (585)            (327)
                                                                                       --------         --------

Income before income taxes                                                               68,466           18,247
                                                                                       --------         --------

Income tax expense (benefit)                                                             28,520            8,096
                                                                                       --------         --------

Income before change in accounting principle                                             39,946           10,151
                                                                                       --------         --------

Cum. effect of change in accounting principle                                                 0           (1,768)

NET INCOME                                                                             $ 39,946         $  8,383
                                                                                       --------         --------

BASIC EARNINGS PER SHARE:                                                                 $0.93            $0.21
                                                                                       --------         --------
DILUTED EARNINGS PER SHARE:                                                               $0.80            $0.21
                                                                                       --------         --------

AVERAGE SHARES OUTSTANDING
 Basic shares                                                                            43,145           40,291
 Diluted shares                                                                          53,122           47,200

DISCRETIONARY CASH FLOW:
------------------------
 Net Income                                                                            $ 39,946         $  8,383
 Foreign Currency Transaction loss (gain)                                                   585              327
 Change in accounting principle                                                               0            1,768
 DD&A                                                                                    37,068           32,046
 Deferred Taxes                                                                          20,622            8,095
 Other                                                                                      720                0
 Dry hole and impairment                                                                 10,767            5,072
 Exploration                                                                              6,948            3,673
 (Gains) losses on property sales                                                        (2,672)               5
 Capitalized Interest                                                                    (4,526)          (5,010)
 Undistributed Equity in Minority Owned Subsidiary                                        2,497            2,558
                                                                                       --------         --------
    TOTAL                                                                              $111,955         $ 56,917
                                                                                       --------         --------
    PER SHARE BASIC                                                                       $2.59            $1.41
                                                                                       --------         --------
    PER SHARE DILUTED                                                                     $2.11            $1.21
                                                                                       --------         --------

POGO PRODUCING COMPANY                                              EXHIBIT 99.2
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED)

                                                                                            QUARTER ENDED
                                                                                               MARCH 31,
                                                                                         2001            2000
                                                                                      --------------------------
Operating Data
Net Natural Gas Sales (Mcf/day)
   North America                                                                        125,333          117,637
   Thailand                                                                              57,367           58,428
                                                                                       --------         --------
    Total Natural Gas                                                                   182,700          176,065

Gas Price ($/Mcf)
   North America                                                                          $7.02            $2.76
   Thailand                                                                               $2.45            $1.97
                                                                                       --------         --------
    Average Gas Price                                                                     $5.59            $2.50

Net Liquids Production (Bbl/day)
  Crude & Condensate
    North America                                                                        13,912           13,348
    Thailand                                                                             13,922           11,363
                                                                                       --------         --------
      Total Crude & Condensate                                                           27,834           24,711
  Plant Products                                                                            704            1,930
                                                                                       --------         --------
      Total Liquids                                                                      28,538           26,641

Net Liquids Sales (Bbl/day)*
  Crude & Condensate
    North America                                                                        13,912           13,351
    Thailand                                                                             15,548            9,560
                                                                                       --------         --------
      Total Crude & Condensate                                                           29,460           22,911
  Plant products                                                                            704            1,930
                                                                                       --------         --------
      Total Liquids                                                                      30,164           24,841

Average Prices ($/Bbl)*
  Crude & Condensate
    North America                                                                        $28.02           $25.72
    Thailand                                                                             $25.22           $26.64
                                                                                       --------         --------
      Average Crude & Condensate Price                                                   $26.54           $26.11
  Plant Products                                                                         $26.39           $19.59

* Sales Volumes & Price Used in Financial Statements

Selected Balance Sheet Data

($ in 000's)

    Total Assets                                                                     $2,254,294         $944,883
    Long-term Debt                                                                      696,000          375,000
    Trust Preferred                                                                     144,943          144,793
    Shareholders' Equity                                                                762,427          277,661
    Working Capital                                                                      63,544           28,025